UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2005

Maverick Oil and Gas, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-50428	98-0377027
(Commission File Number)	(IRS Employer Identification Number)

888 Las Olas Boulevard, Suite 400, Fort Lauderdale, Florida 33301

(Address of Principal Executive Offices)

(954) 463-5707

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Maverick Oil and Gas, Inc. ("Maverick") entered into a Securities Purchase Agreement dated as of October 26, 2005 (the "Securities Purchase Agreement") with Trident Growth Fund, LP ("Trident") pursuant to which Trident agreed to purchase, and Maverick agreed to sell, a $2,000,000 principal amount convertible debenture (the "Debenture") and a warrant to purchase 500,000 shares of Maverick's common stock (the "Warrant"), subject to the terms and conditions set forth in the Securities Purchase Agreement. The following is a brief description of the material terms and conditions of the Securities Purchase Agreement, the Debenture, and the Warrant, is not complete, and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, the Debenture, and the Warrant which are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Securities Purchase Agreement

The Securities Purchase Agreement contains representations and warranties and post-closing covenants customary for transactions of this type. It also obligates Maverick:

●	To pay an origination fee of $60,000.
●

To use the net proceeds from the issuance and sale of the Debenture and Warrant solely for working capital purposes and not for the satisfaction of any outstanding debt (other than trade payables in the ordinary course of Maverick's business), for the redemption of any stock or stock equivalents, or for the satisfaction of any litigation.

●	To not agree to issue certain future priced securities until less than $400,000 in principal amount of the Debenture is outstanding.
●

To include the shares of common stock issuable upon conversion of the Debenture or exercise of the Warrant in registration statements it may file with the Securities and Exchange Commission for other securities

Debenture

The Debenture has a principal amount of $2,000,000 and bears interest at an annual rate of 12%. The principal amount must be repaid on or before October 26, 2006 and is secured by a security interest in all of Maverick's assets (subject to subordination agreements relating to Maverick Woodruff County, LLC).

The Debenture is convertible into shares of Maverick's common stock at the lesser of $1.00 per share or the price per share of common stock and common stock equivalents sold in the first "Qualifying Transaction" after the issuance of the Debenture. A "Qualifying Transaction" is (a) an equity and/or debt financing in which Maverick receives gross proceeds of at least $3,000,000 and (b) a merger, consolidation, sale of all or substantially all of Maverick's assets, a tender or exchange offer for Maverick's common stock, or a reclassification or compulsory share exchange. The conversion price is subject to customary anti-dilution adjustments and a "full ratchet" adjustment in the event of the issuance of common stock or common stock equivalents for a price less than the then conversion price of the Debenture.

The holder of the Debenture will not have the right to convert any portion of the Debenture to the extent it would result in the holder having the beneficial ownership of more than 4.99% of the shares of Maverick's common stock immediately after giving effect to such issuance. The holder may waive this limitation upon 61 days' prior notice to Maverick.

The Debenture includes customary affirmative and negative covenants. It also includes certain financial covenants which are effective 150 days after the date of the Debenture, including the obligation to have;

•	a ratio of EBITDA to interest expense of 2.0 or greater
•	a ratio of cash flow to the sum of (a) interest expense and (b) scheduled payments of principal (for the 12 months following the date of determination) of greater than 1.5 to 1.0
•	a ratio of current assets to current liabilities of at least 1.5 to 1.0.
•	revenues and income of at least 75% of their budgeted amounts

.

Warrant

The Warrant entitles its holder to purchase 500,000 shares of Maverick's common stock for a five year period at an exercise price equal to the lesser of $1.00 per share or the price per share of common stock and common stock equivalents sold in the first "Qualifying Transaction" (as defined above) after the issuance of the Warrant. The number of shares issuable upon exercise of the Warrant will increase by 500,000 for each 150 day period following the issuance of the Warrant that the Debenture remains unpaid in full.

The exercise price of the Warrant is subject to customary anti-dilution adjustments and a "full ratchet" adjustment in the event of the issuance of common stock or common stock equivalents for a price less than the then exercise price of the Warrant.

The holder of the Warrant will not have the right to exercise any portion of the Warrant to the extent it would result in the holder having the beneficial ownership of more than 4.99% of the shares of Maverick's common stock immediately after giving effect to such issuance. The holder may waive this limitation upon 61 days' prior notice to Maverick.

The Warrant contains certain negative covenants which prohibit Maverick from, among other things, without the consent of the holder:

•	repurchasing any equity securities
•	amending its certificate of incorporation or bylaws
•	disposing of any of its properties, other than in the ordinary course of its business
•	increasing the compensation of its officers or consultants making more than $100,000 per year
•	forming subsidiaries or disposing of any interest in a subsidiary
•	issuing any additional securities
•	paying dividends or redeeming securities
•	undertaking a reverse or forward stock split
•	agreeing to do any of the foregoing

.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 26, 2005, the Company incurred the obligations under the Debenture described in Item 1.01 of this Current Report on Form 8-K. The obligations under the Debenture may be accelerated upon the occurrence of certain customary events of default. A more complete description of the material terms and conditions of the Debenture is contained in Item 1.01 of this Current Report on Form 8-K and the documents incorporated by reference therein,

Item 3.02	Unregistered Sales of Equity Securities.

On October 26, 2005, Maverick issued the Debenture and the Warrant to one accredited investor in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(2) of the Securities Act and the safe harbor offering exemption provided by Rule 506 promulgated under the Securities Act, with the payment of no underwriting discounts or commissions (other than a 3% loan origination fee payable to Trident).

Item 9.01	Exhibits.

(c) Exhibits.

4.1	Securities Purchase Agreement between Trident Growth Fund, LP and Maverick Oil and Gas, Inc. dated as of October 26, 2005.

4.2	12% Senior Secured Convertible Debenture of Maverick Oil and Gas, Inc. dated October 26, 2005.

4.3	Pledge of Stock Agreement between Trident Growth Fund, LP and Maverick Oil and Gas, Inc. dated as of October 26, 2005.

4.4	Security Agreement between Trident Growth Fund, LP and Maverick Oil and Gas, Inc. dated as of October 26, 2005.

4.5	Common Stock Purchase Warrant Agreement between Trident Growth Fund, LP and Maverick Oil and Gas, Inc. dated as of October 26, 2005.
4.6	Letter Agreement dated as of October 26, 2005, resulting in a modification to the Security Agreement.

.

.

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAVERICK OIL AND GAS, INC.

Date: October 26, 2005	By: /s/ V. Ray Harlow
V. Ray Harlow, CEO

Exhibit Index

(c) Exhibits.

4.1	Securities Purchase Agreement between Trident Growth Fund, LP and Maverick Oil and Gas, Inc. dated as of October 26, 2005.

4.2	12% Senior Secured Convertible Debenture of Maverick Oil and Gas, Inc. dated October 26, 2005.

4.3	Pledge of Stock Agreement between Trident Growth Fund, LP and Maverick Oil and Gas, Inc. dated as of October 26, 2005.

4.4	Security Agreement between Trident Growth Fund, LP and Maverick Oil and Gas, Inc. dated as of October 26, 2005

4.5	Common Stock Purchase Warrant Agreement between Trident Growth Fund, LP and Maverick Oil and Gas, Inc. dated as of October 26, 2005.
4.6	Letter Agreement dated as of October 26, 2005, resulting in a modification to the Security Agreement.